Variant Alternative Lending Fund

Schedule of Investments

January 31, 2026 - (Unaudited)

	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/Principal	Fair Value	Percent of Net Assets

Investment in private investment companies - 5.2%
Real Estate Debt - 1.2%
BlackRock Monticello Debt REIT⁽ᵈ⁾⁽ᵉ⁾	-	-	-	-	6/30/2025	-	$900,000	$913,512	1.2%
							900,000	913,512	1.2
Secondaries - 4.0%
Legalist DIP Fund I, LP⁽ᵈ⁾⁽ᵉ⁾	-	-	-	-	6/30/2025	-	684,916	638,780	0.8
Legalist DIP Fund II, LP⁽ᵈ⁾⁽ᵉ⁾	-	-	-	-	6/30/2025	-	1,202,455	1,548,161	2.0
Legalist DIP Offshore Fund I, LP⁽ᵈ⁾⁽ᵉ⁾	-	-	-	-	6/30/2025	-	142,606	134,304	0.2
Legalist DIP Offshore Fund II, LP⁽ᵈ⁾⁽ᵉ⁾	-	-	-	-	6/30/2025	-	452,069	534,466	0.7
Legalist DIP SPV II⁽ᵈ⁾⁽ᵉ⁾	-	-	-	-	6/30/2025	-	213,705	262,550	0.3
							2,695,751	3,118,261	4.0
Total investment in private investment companies							3,595,751	4,031,773	5.2

Investment in credit facilities - 80.1%
Litigation Finance - 15.7%
BEB SPV I LLC⁽ᵃ⁾⁽ᶜ⁾⁽ⁿ⁾	16.25%	-	-	-	5/22/2025	5/21/2028	5,929,526	5,929,526	7.7
Steno Agency Funding I, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ʰ⁾⁽ⁱ⁾	13.20%	1-Month CME Term SOFR	9.50%	-	3/5/2025	5/8/2028	6,190,476	6,190,476	8.0
							12,120,002	12,120,002	15.7
Portfolio Finance - 3.9%
Marquis United, LLC⁽ᵃ⁾⁽ᵏ⁾	Blended	-	-	-	4/11/2025	2/13/2029	2,986,428	2,986,428	3.9
							2,986,428	2,986,428	3.9
Real Estate Debt - 18.6%
Beehive Hospitality, Integrity RS, Beehive Hospitality Ascent PC, Lonestar Hospitality WX, Bayou Hospitality SH, and Armanda Prime⁽ᵃ⁾⁽ʰ⁾⁽ⁱ⁾⁽ᵒ⁾	15.00%	-	-	-	12/19/2024	-	1,491,756	1,491,756	1.9
HomeLight Real Estate IV, LLC⁽ᵃ⁾	13.50%	-	-	-	8/11/2025	2/8/2028	1,465,802	1,465,802	1.9
MFP Infrastructure LLC ⁽ᵃ⁾⁽ᵇ⁾⁽ᶠ⁾	10.00% PIK	1-Month CME Term SOFR	6.00%	-	8/4/2025	1/18/2026	1,925,029	1,925,029	2.5
Midway Farms 715 LLLP, Midway Farms 2795 LLLP, Sundance Farms 3060 LLLP, Sundance Farms 3070 LLLP, Sundance Farms 3093 LLLP, Skywalker Farms LLC, Skywalker Farms 2 LLC, Skywalker Farms 3 LLC, 1520 Sunset Farms LLP, Beach Farms LLC, Stephanie Mae Thurston, and Wright Thurston⁽ᵃ⁾⁽ʰ⁾⁽ⁱ⁾	14.00%	-	-	-	6/26/2025	6/18/2026	5,116,339	5,116,339	6.6
TruNorth Star RTL Co-Invest, LLC⁽ᵃ⁾⁽ᶜ⁾⁽[g]⁾	16.00%	-	-	-	5/22/2025	2/27/2026	2,426,643	2,426,643	3.1
WHCC, LLC, Dyer 18 WHCC, LLC, and RW WHCC, LLC⁽ᵃ⁾⁽ᶠ⁾⁽ʰ⁾⁽ʲ⁾	13.50%, 2.18% PIK	-	-	-	3/24/2025	11/27/2026	1,972,250	1,972,250	2.6
							14,397,819	14,397,819	18.6
Real Estate Equity - 1.7%
VPES Fund 1 LLC⁽ᵃ⁾⁽ᶠ⁾	13.00% PIK	-	-	-	4/23/2025	4/17/2028	1,270,290	1,270,290	1.7
							1,270,290	1,270,290	1.7
Royalties - 0.2%
Beatfund II, LLC ⁽ᵃ⁾⁽ᵇ⁾⁽ⁱ⁾	12.00%	30-Day Avg. SOFR	8.00%	-	8/8/2025	7/29/2027	148,000	148,000	0.2
							148,000	148,000	0.2
Specialty Finance - 39.9%
A & T Investments SARL ⁽ᵃ⁾⁽ˡ⁾⁽ᵐ⁾	8.34%	-	-	-	9/18/2025	-	2,956,131	2,963,490	3.8
Copperpot Finance, LLC⁽ᵃ⁾⁽ᵇ⁾	14.80%	30-Day Avg. SOFR	11.00%	-	11/29/2024	11/26/2028	2,900,000	2,900,000	3.8
Stowe HM-PB, LLC (Jardine Norton Capital E Ltd.)⁽ᵃ⁾⁽[g]⁾⁽ʰ⁾	10.75%	-	-	-	8/19/2025	2/27/2026	4,067,997	4,067,997	5.3
IOM Media Ventures Inc.⁽ᵃ⁾⁽ʰ⁾⁽ʲ⁾	14.00%	-	-	-	12/24/2024	12/17/2028	572,500	572,500	0.8
Kili Purchasing, LLC⁽ᵃ⁾⁽ᵖ⁾	13.40%	-	-	-	12/20/2024	12/18/2027	3,593,220	940,967	1.2
Leasy Mexico, S.A.P.I. DE C.V ⁽ᵃ⁾⁽ʰ⁾	15.75%	-	-	-	7/21/2025	2/17/2028	100,000	100,000	0.1
Nexgen Funding 1B SPE, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ʰ⁾	15.91%	3-Month CME Term SOFR	12.25%	-	5/22/2025	3/28/2028	2,118,104	2,118,104	2.7
PATRIMONIO EN FIDEICOMISO, D. Leg. 861, no inscrito en la SMV, dirigido a Inversionistas Institucionales – Arrendamientos Leasy II,⁽ᵃ⁾⁽ʰ⁾	15.75%	-	-	-	7/21/2025	2/17/2028	400,000	400,000	0.5
Pier Active Transactions LLC (Series 36) ⁽ᵃ⁾⁽ᵇ⁾⁽ʰ⁾	16.75%	1-Month CME Term SOFR	14.00%	-	8/27/2025	8/30/2027	1,300,000	1,300,000	1.7
Preferred Point LLC⁽ᵃ⁾	12.50%	-	-	-	7/8/2025	6/5/2029	4,356,077	4,356,077	5.6
Station Road Capital Management II, LLC⁽ᵃ⁾⁽ᵇ⁾	12.00%	1-Month CME Term SOFR	8.00%	-	11/25/2024	7/31/2028	6,780,950	6,780,950	8.8
Unifund CCR, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ʰ⁾	15.79%	30-Day Avg. SOFR	12.00%	-	5/23/2025	8/11/2027	4,289,264	4,289,264	5.6
							33,434,243	30,789,349	39.9
Trade Finance - 0.1%
Stowe HM-PB, LLC (Sauna Works, Inc.)⁽ᵃ⁾⁽[g]⁾⁽ʰ⁾⁽ᵒ⁾	10.75%	-	-	-	2/11/2025	-	90,684	90,684	0.1
							90,684	90,684	0.1
Total investment in credit facilities							64,447,466	61,802,572	80.1

Investment in special purpose vehicles - 1.4%
Real Estate Debt - 1.4%
MonticelloAM Funding, LLC Series SH-85⁽ᵈ⁾⁽ᵉ⁾⁽ⁱ⁾	-	-	-	-	5/6/2025	-	1,061,701	1,073,470	1.4
Total investment in special purpose vehicles							1,061,701	1,073,470	1.4

Investments in warrants - 0.0%
Specialty Finance - 0.0%
IOM Media Ventures NS Inc. ⁽ᵃ⁾⁽[q]⁾	-	-	-	-	12/24/2024	-	-	37,493	0.0
Total investment in warrants							-	37,493	0.0

Investments in money market instruments - 11.3%
Goldman Sachs Financial Square Government Fund, Institutional Shares⁽ʳ⁾	3.61%	-	-	8,759,195	-	-	8,759,195	8,759,195	11.3
Total investment in money market instruments							8,759,195	8,759,195	11.3

Total Investments (cost $77,864,115)								$75,704,503	98.0%
Other assets less liabilities								1,545,691	2.0%
Net Assets								$77,250,194	100.0%

Variant Alternative Lending Fund

Schedule of Investments

January 31, 2026 - (Unaudited)

FUTURES CONTRACTS

		Number of			Unrealized
	Expiration	Contracts	Notional	Value at	Appreciation
	Date	Long (Short)	Value	January 31,2026	(Depreciation)
Foreign Exchange Futures
CME Euro Dollar	March 2026	(20)	$(2,926,201)	$(2,973,250)	$(47,049)

TOTAL FUTURES CONTRACTS			$(2,926,201)	$(2,973,250)	$(47,049)

Investments Abbreviations:

SOFR - Secured Overnight Financing Role

CME - Chicago Mercantile Exchange

EURIBOR — Euro Interbank Offered Rate

Footnotes:

⁽ᵃ⁾	Value was determined using significant unobservable inputs.
⁽ᵇ⁾	Variable rate security. Rate shown is the rate in effect as of January 31, 2026.
⁽ᶜ⁾	This investment is structured with a profit sharing component. The rate disclosed as of January 31, 2026 is the effective rate.
⁽ᵈ⁾	Private investment company or special purpose vehicle that does not issue shares or units.
⁽ᵉ⁾	Investment valued using net asset value per share (or its equivalent) as a practical expedient.
⁽ᶠ⁾	This security includes a component of paid-in-kind (PIK) interest. This means that a portion or all of the interest accrued during a specific period is capitalized to the principal balance of the security.
⁽[g]⁾	This security includes an element of interest that is contingent upon a specific event. This means that a portion or the entirety of the interest accrued is received when a particular event takes place with the underlying collateral, resulting in the generation of cash. Typically, these cash receipts are allocated first to interest and then to principal.
⁽ʰ⁾	This investment was made through a participation. See Note 1.
⁽ⁱ⁾	This investment has been commited to but has not been fully funded by the Fund as of January 31, 2026.
⁽ʲ⁾	The Fund receives additional fees (e.g., agent, management, monitoring, etc.) from this security.
⁽ᵏ⁾	This security has a blended interest rate of 15.00% on $1,561,053, and 13.00% on $1,425,375.
⁽ˡ⁾	This investment has a six-month lock-up with a maturity date defined as the earlier of i) the third anniversary of the origination date (April 12, 2027), ii) three to nine months after rendering a partial or full redemption notice subject to the six-month lock-up, iii) a mandatory early redemption event as declared by the issuer, or iv) the date falling immediately after a wind-down period (thirty months following issuance date) expires.
⁽ᵐ⁾	This investment has a variable interest rate calculated with a base interest of 8%, adjusted by a commitment fee based on the outstanding par value, plus 1.8%, and less the delta between the 6-Month EURIBOR rate and 6-Month CME Term SOFR rate.
⁽ⁿ⁾	As determined at the end of each waterfall period, a portion of this security's outstanding interest may, from time to time, be capitalized into its principal balance.
⁽ᵒ⁾	This security is in wind-down with no specific maturity date.
⁽ᵖ⁾	Either part or all of this security's accrual rate is set to zero as it is non-income producing. The rate disclosed as of January 31, 2026 is the base rate.
⁽[q]⁾	This warrant's expiration date is on the tenth anniversary of its initial funding date (December 17, 2034). The exercise price is $0.00 (i.e., cashless exercise).
⁽ʳ⁾	Rate listed is the annualized 7-day effective yield at January 31, 2026.

See accompanying Notes to Schedule of Investments.

Variant Alternative Lending Fund

Portfolio Allocation

January 31, 2026 - (Unaudited)

Investment Type as a Percentage of Total Net Assets As Follows:

Security Type/Sector	Percent of Total Net Assets
Credit Facilites	80.1%
Money Market Instruments	11.3%
Private Investment Companies	5.2%
Special Purpose Vehicles	1.4%
Warrants	0.0%
Total Investments	98.0%
Other assets less liabilities	2.0%
Total Net Assets	100.0%

See accompanying Notes to Schedule of Investments.

Variant Alternative Lending Fund

Notes to Schedule of Investments

January 31, 2026 (Unaudited)

1. Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Some or all of the interest payments of a loan or preferred equity may be structured in the form of PIK or Event-Based.

Event-Based structured loans or preferred equities imply that interest payments are not scheduled at regular intervals, such as monthly or quarterly. Instead, payments of interest or principal are triggered by a specific cash-generating event associated with the underlying collateral backing the investment.

Investments structured in the form of PIK accrue to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Investments structured in the form of Event-Based accrue to outstanding interest on a current basis and is paid as the investment’s underlying assets and collateral generate cash to pay down interest and principal.

Interest payments structured in the form of PIK and Event-Based are subject to the risk that a borrower could default when actual cash interest or principal payments are due. Dividends are recorded on the ex-dividend date and interest is recognized on an accrual basis. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s tax year. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Variant Alternative Lending Fund

Notes to Schedule of Investments

January 31, 2026 (Unaudited) (continued)

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term investment which are readily convertible into cash and have an original maturity of three months or less. UMB Bank, n.a., serves as the Fund’s custodian. Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations or Federal Deposit Insurance Corporation limitations.

Cash and Investments, at value on the Schedule of Investments can include deposits in money market funds, which are classified as Level 1 assets. As of January 31, 2026, the Fund held $8,759,195 in a short-term money market fund.

Valuation of Investments

The Fund calculates its NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

The Board has designated the Investment Manager as its valuation designee (in such capacity, the “Valuation Designee”) pursuant to Rule 2a-5 under the Investment Company Act to perform fair value determinations for investments that do not have readily available market quotations. Under the valuation policy and procedures for the Fund (the “Valuation Procedures”) adopted by the Fund, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board.

Short-term securities, including bonds, notes, debentures and other debt securities, such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with maturities of 60 days or less, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. Money market funds are valued at NAV.

For equity, equity related securities, and options that are freely tradable and listed on a securities exchange or over-the-counter market, the Fund fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

Any direct equities held by the Fund in private investment or operating companies are valued using (a) readily available market quotations or(b) market value for securities with similar characteristics or (c) fair value methodologies approved by the Board in a manner that seeks to reflect the market value of the security on the valuation date based on considerations determined by the Valuation Designee.

Variant Alternative Lending Fund

Notes to Schedule of Investments

January 31, 2026 (Unaudited) (continued)

Fixed income securities (i.e. credit facilities, other than the short-term securities as described above) are valued by (a) using readily available market quotations based upon the last updated sale price or (b) by a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (c) by obtaining a direct written broker- dealer quotation from a dealer who has made a market in the security. If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Valuation Designee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Prior to investing in any private investment companies or special purpose vehicles (collectively, “Underlying Funds”), the Investment Manager will conduct an initial due diligence review of the valuation methodologies utilized by the Underlying Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Underlying Fund, the Investment Manager will monitor the valuation methodologies used by each Underlying Fund. The Fund values its interests in Underlying Funds using the NAV provided by the managers of the Underlying Funds and/ or their agents. These valuations involve significant judgment by the managers of the Underlying Funds and may differ from their actual realizable value. Under certain circumstances, the Valuation Designee may modify the managers’ valuations based on updated information received since the last valuation date. The Valuation Designee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Underlying Funds, and, therefore, will be estimates and may fluctuate as a result. The Board, the Investment Manager and the Valuation Designee may have limited ability to assess the accuracy of these valuations.

In circumstances in which market quotations are not readily available or are deemed unreliable, or in the case of the valuation of private, direct investments, such investments may be valued as determined in good faith using Valuation Procedures approved by the Board. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Valuation Designee of any information or factors deemed appropriate. The Valuation Designee may engage third party valuation consultants on an as-needed basis to assist in determining fair value.

Fair valuation involves subjective judgments, and there is no single methodology for determining the fair value of an investment. The fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investment. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect.

Variant Alternative Lending Fund

Notes to Schedule of Investments

January 31, 2026 (Unaudited) (continued)

Foreign Currency Exchange Future Contracts

The Fund may utilize foreign currency future contracts (“futures contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All futures are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the futures contract is settled. Counter-parties to these contracts are major U.S. financial institutions. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1. As of January 31, 2026, the Fund had twenty outstanding futures contracts sold short. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using quoted exchange rates prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Variant Alternative Lending Fund

Notes to Schedule of Investments

January 31, 2026 (Unaudited) (continued)

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the risk of both the borrower and the institution selling the participation.

2. Fair Value of Investments

(a) Fair value - Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in private investment companies measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Variant Alternative Lending Fund

Notes to Schedule of Investments

January 31, 2026 (Unaudited) (continued)

(b) Fair Value – Valuation Techniques and Inputs

When determining fair value, the Fund uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

Investments in Private Investment Companies

The Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide for compensation to the managers in the form of fees ranging from 0% to 2.00% annually of net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

Investments in Credit Facilities

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. The cost of investments in credit facilities generally represents the fair value of the investment. These investments are monitored and adjusted accordingly for certain changes, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost.

For credit facilities where cost does not reflect fair value, the Fund determined its fair value through a discounted cash flow or market approach method as of January 31, 2026. The methodology applied is based on the structure of the credit facility, the type of collateral pledged to the facility, and the information available on the pledged assets. The discounted cash flow method is based on the future cash flows generated by the underlying collateral, which are discounted to present value using an appropriate rate of return. The market approach method is based on the relevant market value of the underlying asset. When appropriate, the adjusted value may be present valued using a relevant rate of return. Investments in credit facilities are categorized in Level 3 of the fair value hierarchy.

Variant Alternative Lending Fund

Notes to Schedule of Investments

January 31, 2026 (Unaudited) (continued)

Investments in Special Purpose Vehicles

Special purpose vehicles ("SPV") consist of an investment by the Fund in an entity that invests directly or indirectly in a note secured by the expected value of contingency fees received from future case settlements, real estate, specialty finance investments, and royalties. The debt offerings are short-term in nature and carry a fixed interest rate. During the period ended January 31, 2026, the Investment Manager determined there were minimal credit impairments. Investments in SPV are generally measured based on NAV as a practical expedient.

Investments in Warrants

As a part of the credit facilities, the Fund receives exercisable warrants in the private investments or operating companies of the borrower. The Fund has determined to value its investments in warrants through a market approach as of January 31, 2026. The market approach method is based on the relevant market multiples of the private investments or operating companies of the borrower. Investments in warrants are categorized in Level 3 of the fair value hierarchy.

(c) Fair Value - Hierarchy

Investments	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
Private Investment Companies	$-	$-	$-	$4,031,773	$4,031,773
Credit Facilities	-	-	61,802,572	-	61,802,572
Special Purpose Vehicles	-	-	-	1,073,470	1,073,470
Warrants	-	-	37,493	-	37,493
Money Market Instruments	8,759,195	-	-		8,759,195
Total Investments	$8,759,195	$-	$61,840,065	$5,105,243	$75,704,503

Other Financial Instruments¹
Future Contracts	(47,049)	-	-	-	(47,049)
Total Assets	$8,712,146	$-	$61,840,065	$5,105,243	$75,657,454

¹	Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(d) Fair Value - Changes in Level 3 Measurements

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the period ended January 31, 2026:

	Credit Facilities	Warrants	Total
April 30, 2025	$25,851,306	$-	$25,851,306
Realized gains (losses)	207,374	-	207,374
Change in Unrealized gains (losses)	(2,700,544)	37,493	(2,663,051)
Transfer into level 3	-	-	-
Transfer out of level 3	-	-	-
Recategorized	-	-	-
Purchases	55,440,416	-	55,440,416
Sales	(16,995,980)	-	(16,995,980)
January 31, 2026	$61,802,572	$37,493	$61,840,065
Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2026	$(2,644,895)	$37,493	$(2,607,402)

(e) Fair Value - Significant Unobservable Inputs

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of January 31, 2026:

Investment Category	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average¹	Impact on Valuation from an increase in Input
Credit Facilities	$61,802,572	Market Approach	Recent Transaction Price Recovery %	$100.00 22.45%	$100.00 22.45%	Increase Increase
Warrants	$37,493	Market Approach	Market Multiple	5.40x - 5.74x	5.57x	Increase

¹	Unobservable inputs were weighted by the fair value of the instruments as of the period ended January 31, 2026.